UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2004

AmeriVest Properties Inc.

(Exact name of small business issuer as specified in its charter)

Maryland	1-14462	84-1240264
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization)

1780 South Bellaire Street Suite 100, Denver, Colorado 80222

(Address of principal executive offices)

(303) 297-1800

(Registrant’s telephone number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a–12 under the Exchange Act

☐  Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act

☐  Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                See discussion in Item 2.03.

ITEM 2.03                                     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF–BALANCE SHEET ARRANGEMENT OF A REGISTRANT

              On August 25, 2004, AmeriVest Properties Inc. (“AmeriVest”) closed a $21 million loan refinancing of its Camelback Lakes property.  A copy of AmeriVest’s press release is included as an exhibit to this report under Item 9.01(c) and is included in this Item by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

Exhibit 99.1            Press release dated August 31, 2004 announcing the closing of the loan refinancing.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERIVEST PROPERTIES INC.

Dated: August 31, 2004
	By:	/s/ Kathryn L. Hale
Kathryn L. Hale
Chief Financial Officer